EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the amended quarterly report of Kreido Biofuels, Inc. (the “Company”) on Form 10-QSB/A for the three months ended March 31, 2007, as filed with the Securities and Exchange Commission on June 27, 2007 (the “Report”), I, Philip Lichtenberger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Philip Lichtenberger
Philip Lichtenberger
Chief Financial Officer

June 27, 2007